SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  March 26, 2003

                           HAEMONETICS CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

         Massachusetts                 1-10730            04-2882273
         -------------                 -------            ----------
(State or other jurisdiction of   (Commission File       (IRS Employer
incorporation or organization)         Number)           Identification
                                                             Number)

                    400 Wood Road
                    Braintree, MA                      02184
                    -------------                      -----
            (Address of principal executive          (Zip Code)
                       offices)

       Registrant's telephone number, including area code (781) 848-7100


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Item 5.  Other Events and Regulation FD Disclosure

      On March 26, 2003, the Company announced that effective April 1, 2003 Brad Nutter will join the Company as President and CEO following the retirement of James Peterson. Mr. Nutter will replace Mr. Peterson on Haemonetics' Board of Directors.

Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press Release of the Company dated March 26, 2003


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HAEMONETICS CORPORATION

Date:   March 28, 2003                 By:  /s/Ronald  J. Ryan
        --------------                      --------------------------------
                                       Ronald J. Ryan, Senior Vice President
                                       and Chief Financial Officer


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